SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 24, 2002



                         The Ziegler Companies, Inc.
            (Exact name of Registrant as specified in its charter)


        Wisconsin                   1-10854                39-1148883
(State or other jurisdiction    (Commission File        (I.R.S. Employer
   of incorporation)                Number)             Identification No.)


                         The Ziegler Companies, Inc.
                          250 East Wisconsin Avenue
                         Milwaukee, Wisconsin  53202

             (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code:(414) 277-4400


Item 4.  Changes in Registrant's Certifying Accountant.

         As previously reported on a Current Report on Form 8-K dated May 31, 2002, on May 28, 2002, the Board of Directors of The Ziegler Companies, Inc. (the "Company") determined to dismiss its independent accountants, Arthur Andersen LLP, effective May 31, 2002. As recommended by the Audit Committee of the Company's Board of Directors, the Board of Directors of the Company appointed KPMG LLP ("KPMG") as its new independent accountants, effective July 24, 2002.

         During the Company's two most recent fiscal years and through the filing date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    The Ziegler Companies, Inc.
                                    (Registrant)


Date: July 26, 2002                 By: /s/ S. Charles O'Meara___
                                         S. Charles O'Meara
                                         Senior Vice President, Secretary
                                         and General Counsel
                                      (Duly authorized to sign on behalf
                                       of the Registrant)